SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 26, 2005


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

     On October 26, 2005 the registrant entered into an underwriting agreement with Morgan Keegan & Company, Inc., in connection with a public offering of 1,400,000 shares of the common stock of registrant at a price to the underwriter of $20.21 per share. The agreement also granted to the underwriter a thirty day option to purchase an additional 210,000 shares at the same price to cover overallotments. The agreement requires the registrant to indemnify the underwriter and its affiliates under certain circumstances. The agreement also contains other terms and conditions which are usually found in such agreements.

Item 7.01       Regulation FD Disclosure

     See Exhibit 99 hereto which announces the sale of the shares covered by the underwriting agreement.

Item 9.01   Financial Statements and Exhibits

        (c)     Exhibit 99  Registrant's October 28, 2005 Press Release










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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date:  November 1, 2005             By: /s/ Robert M. Scott
                                    --------------------------------------------
                                    Robert M. Scott
                                    Vice President and Chief Financial Officer











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                                  EXHIBIT INDEX

Exhibit 99  Registrant's October 28, 2005 Press Release